SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          EUROPEAN MICRO HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                NEVADA                                  65-0803752
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                        6073 N.W. 167TH STREET, UNIT C-25
                              MIAMI, FLORIDA 33015
                    (Address of Principal Executive Offices)

                                   Copies to:

                             Clayton E. Parker, Esq.
                           Kirkpatrick & Lockhart LLP
                      201 S. Biscayne Boulevard, Suite 2000
                              Miami, Florida 33131
                                 (305) 539-3300

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ X ]

Securities Act registration statement file number to which this form relates:
333-44393

Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS                             NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                             EACH CLASS IS TO BE REGISTERED

None                                            None

Securities to be registered pursuant to Section 12(g) of the Act:

           Common Stock, par value $0.01


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  This information is incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-44393), filed with the Securities and Exchange Commission on January 16, 1998, as amended (the "REGISTRATION STATEMENT"), in the section entitled "Description of Capital Stock."

ITEM 2. EXHIBITS.

       The following exhibits are filed as part of this Form 8-A.

       1          Articles of Incorporation*

       2          Bylaws*

       3          Form of Stock Certificate*

       4          Form of Lock-up Agreement*

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* These Exhibits are incorporated herein by reference to the Exhibits to the
  Registration Statement.


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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             EUROPEAN MICRO HOLDINGS, INC.

March 26, 1998                               By: /S/ JOHN B. GALLAGHER
                                                 ------------------------------
                                                 John B. Gallagher, Co-President